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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K




                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)          April 15, 1998


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                            CNA FINANCIAL CORPORATION





               (Exact Name of Registrant as Specified in Charter)

      Delaware                       1-5823                 36-6169860
  (State or Other Jurisdiction     (Commission              (IRS Employer
     of Incorporation)             File Number)           Identification No.)

   CNA Plaza, Chicago, Illinois                                  60685
  (Address of Principal Executive Offices)                      (Zip Code)

  Registrant's telephone number, including area code           (312) 822-5000

          (Former Name or Former Address, if Changed Since Last Report)



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Item 7.  Financial Statements and Exhibits

Exhibit No.              Description                                 Page No.
  23.2        Consent of Deloitte and Touche LLP                       3


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EXHIBIT 23.2
                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-33821 and Registration Statement No. 33-50753 of CNA Financial Corporation and subsidiaries on Form S-3 of our reports dated February 18, 1998, appearing in and incorporated by reference in the Annual Report on Form 10-K of CNA Financial Corporation and subsidiaries for the year ended December 31, 1997.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       CNA FINANCIAL CORPORATION


Date:   April 17, 1998                    By:  PATRICIA L. KUBERA
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                                               Patricia L. Kubera
                                               Group Vice President and
                                               Controller